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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 28, 2002
                        (Date of earliest event reported)

                                 ---------------


                                 VitalWorks Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                    001-12799                59-2248411
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)


                  239 Ethan Allen Highway, Ridgefield, CT 06877
          (Address of principal executive offices, including zip code)

                                 (203) 894-1300
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the October 28, 2002 announcement by the registrant that its Board of Directors has authorized the repurchase of up to $15 million of the registrant's common stock from time to time.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Item 601 of Regulation S-K

Exhibit No.       Description
-----------       -----------

99.1              Press announcement issued by Vitalworks Inc. dated October 28,
                  2002

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 VitalWorks Inc.



                                 /s/ Stephen Hicks                     11/6/02
                                 -----------------------------------------------
                                 Stephen Hicks                          Date
                                 Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press announcement issued by Vitalworks Inc. dated October 28,
                  2002